UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2021

PROJECT ENERGY REIMAGINED ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40972	98-1582574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Lagoon Drive, Suite 170

Redwood City, California 94065

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (415) 205-7937

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PEGRU	The Nasdaq Stock Market, LLC
Class A ordinary share, par value $0.0001 per share	PEGR	The Nasdaq Stock Market, LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	PEGRW	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 2, 2021, Project Energy Reimagined Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 25,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $250,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-254695) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 25, 2021, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated October 28, 2021, by and between the Company and J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.
●	A Warrant Agreement, dated October 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
●	A Letter Agreement, dated October 28, 2021, (the “Letter Agreement”), by and among the Company, its executive officers, its directors and Smilodon Capital, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
●	An Investment Management Trust Agreement, dated October 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
●	A Registration Rights Agreement, dated October 28, 2021, by and between the Company, the Sponsor and the other signatories thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
●	A Private Placement Warrants Purchase Agreement, dated October 28, 2021, by and between the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.
●	An Administrative Services Agreement, dated October 28, 2021, by and among the Company and EWI Capital SPAC I LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 8,150,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $8,150,000. The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised on a cashless basis and (iv) are entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on October 28, 2021, Sanjay Mehta, Eric Spiegel, Michael Browning and Nina Jensen were appointed to the board of directors of the Company (the “Board”). The Board has determined that Mr. Spiegel, Mr. Browning and Ms. Jensen are independent directors within the meaning of applicable SEC and Nasdaq rules. Effective October 28, 2021, Eric Spiegel, Michael Browning and Nina Jensen were appointed to the Board’s Audit Committee, with Mr. Spiegel serving as chair of the Audit Committee. Effective October 28, 2021, Mr. Spiegel, Mr. Browning and Ms. Jensen were appointed to the Board’s Compensation Committee, with Ms. Jensen serving as chair of the Compensation Committee.

Following the appointment of Mr. Mehta, Mr. Spiegel, Mr. Browning and Ms. Jensen, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Mr. Browning, and will expire at the Company’s 2022 annual meeting of shareholders; the term of office of the second class of directors, Class II, consists of Mr. Spiegel and Ms. Jensen, and will expire at the Company’s 2023 annual meeting of shareholders; and the term of office of the third class of directors, Class III, consists of Srinath Narayanan and Sanjay Mehta, and will expire at the Company’s 2024 annual meeting of shareholders.

On October 28, 2021, in connection with his or her service on or appointment to the Board, each director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2021, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $250,000,000, comprised of $245,000,000 of the proceeds from the IPO (which amount includes $8,750,000 of the underwriters’ deferred discount) and $5,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) properly tendered in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its initial business combination within 18 months (or 21 months, as applicable) from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO (or 21 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for its initial business combination within 18 months from the closing of the IPO but has not completed its initial business combination within such 18-month period), subject to applicable law.

On October 28, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 2, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 28, 2021, by and between the Company and J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated October 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated October 28, 2021, by and among the Company, its executive officers, its directors and Smilodon Capital, LLC.
10.2	Investment Management Trust Agreement, dated October 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated October 28, 2021, by and between the Company, Smilodon Capital, LLC and the other signatories thereto.
10.4	Private Placement Warrants Purchase Agreement, dated October 28, 2021, by and between the Company and Smilodon Capital, LLC.
10.5	Administrative Services Agreement, dated October 28, 2021, by and between the Company and EWI Capital SPAC I LLC.
99.1	Press Release, dated October 28, 2021.
99.2	Press Release, dated November 2, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROJECT ENERGY REIMAGINED ACQUISITION CORP.

By:	/s/ Srinath Narayanan
	Name:	Srinath Narayanan
	Title:	Chief Executive Officer

Dated: November 2, 2021